UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 11, 2006 (July 10, 2006)

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                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                  0-51251                 20-1538254
 (State or Other Jurisdiction      (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)


           103 Powell Court, Suite 200
               Brentwood, Tennessee                      37027
     (Address of principal executive offices)          (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                Page 1 of 4 pages

                         Exhibit Index located on Page 4


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Item 2.02.   Results of Operations and Financial Condition.

On July 10, 2006, LifePoint Hospitals, Inc. (the "Company") issued a press release confirming its guidance for the quarter ended June 30, 2006, of $0.50 to $0.54 in earnings per diluted share from continuing operations. Excluded from the Company's guidance is an increase in diluted earnings per share of approximately $0.13 arising from a reduction in depreciation expense related to purchase price allocations for 2005 acquisitions. In addition, the Company's guidance does not include additional compensation expense of approximately $2.0 million, or a decrease in diluted earnings per share of $0.02, due to the retirement of Kenneth C. Donahey, the Company's former Chairman of the Board, Chief Executive Officer and President, and approximately $1.3 million of costs incurred in the second quarter related to a shareholder lawsuit, representing a decrease of $0.01 in diluted earnings per share. See the press release attached as Exhibit 99.1.


Item 7.01    Regulation FD Disclosure.

The information set forth under "Item 2.02. Results of Operations and Financial Condition" of this Current Report on Form 8-K is incorporated herein by reference.


Item 9.01.   Financial Statements and Exhibits.

             (a) Financial statements of businesses acquired.

                 None required

             (b) Pro forma financial information.

                 None required

             (c) Shell company transactions.

                 None required

             (d) Exhibits.

                 99.1 Copy of press release issued by the Company on July 10, 2006.


                                Page 2 of 4 pages


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 11, 2006                       LIFEPOINT HOSPITALS, INC.

                                           By:   /s/ Michael J. Culotta
                                                 -------------------------------

                                                 Michael J. Culotta
                                                 Chief Financial Officer


                                Page 3 of 4 pages


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                                  EXHIBIT INDEX

Exhibit
Number     Description
--------------------------------------------------------------------------------

99.1       Copy of press release issued by the Company on July 10, 2006


                                Page 4 of 4 pages